SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2003

WHITE ELECTRONIC DESIGNS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Indiana	1-4817	35-0905052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 E. University Drive, Phoenix, Arizona	85034

(Address of Principal Executive Offices)	(Zip Code)

(602) 437-1520

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

Exhibit No.	Description

99.1	Press Release

ITEM 12.	Results of Operations and Financial Condition.

     On July 30, 2003, White Electronic Designs Corporation (the “Company”) announced via press release the Company’s preliminary results for its third quarter ended June 28, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION

Date: July 30, 2003	By:	/s/ Hamid R. Shokrgozar

Hamid R. Shokrgozar
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release